Exhibit 99.1 Investor Presentation April 2025 Location: 16900 State Road 54, Lutz, FL

C O N F I D E N T I A L Disclaimer & Risk Factors Certain of the matters discussed in this investor presentation constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management and involve uncertainties that could significantly affect our financial results. Such statements include, but are not limited to: (i) statements about our plans, strategies, initiatives, and prospects; and (ii) statements about our future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) adverse changes in economic conditions in the real estate industry and in the markets in which we own and operate self storage properties; (ii) market trends in our industry, interest rates, inflation, the debt and lending markets or the general economy; (iii) failure to realize the benefits from affiliated mergers, acquisitions and other strategic transactions; (iv) the current concentration of our rental income in Florida, California and the Greater Toronto Area of Canada; (v) the effect of competition at our self storage properties or from other storage alternatives, which could cause rents and occupancy rates to decline; (vi) impacts on our business due to certain of our officers and key personnel facing competing demands relating to their time and conflicts of interest as a result of the positions they hold with affiliated entities; (vii) the impact of investments in or loans to our Managed REITs; (viii) revenue and earnings from the Managed REIT Platform; (ix) increases in property taxes; (x) the impact of and changes in national, state, and local laws and regulations including, without limitation, those governing real estate investment trusts, environmental matters, taxes, insurance, accounting guidance and other aspects of our business; (xi) impacts of changes in the Canadian Dollar/USD exchange rate, which could have a material adverse effect on our operating results; (xii) the degree to which our hedging strategies may or may not protect us from interest rate volatility; (xiii) risks associated with data breaches, including cybersecurity attacks or other unauthorized access or misuse of information, any of which could adversely affect our business and results; (xiv) potential environmental or other liabilities; (xv) risks related to or a consequence of natural disasters or acts of violence, pandemics, terrorism, insurrection or war that affect the markets in which we operate; (xvi) failure to continue to qualify as a REIT for U.S. federal income tax purposes. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent SmartStop’s views as of the date on which such statements were made. SmartStop anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing SmartStop’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of SmartStop are described in the risk factors included in SmartStop’s filings with the SEC, including SmartStop’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as supplemented by the risk factors included in Part II, Item 1A of its Quarterly Reports on Form 10-Q, which factors are incorporated herein by reference, all of which are filed with the SEC and available at www.sec.gov. SmartStop expressly disclaims a duty to provide updates to forward- looking statements, whether as a result of new information, future events or other occurrences. This is neither an offer nor a solicitation to purchase securities. See our most recent Annual Report on Form 10-K for specific risks associated with an investment in SmartStop Self Storage REIT, Inc. • As of December 31, 2024 our accumulated deficit was approximately $185.6 million and it is possible that our operations may not be profitable in 2024. • We have paid distributions from sources other than our cash flows from operations, including from the net proceeds of our public offering and our distribution reinvestment plan (DRP offering). We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. For the twelve months ended December 31, 2024, we funded 80% of our distributions using cash flow from operations and 20% using proceeds from our DRP offering. For the 12 months ended December 31, 2023, we funded 92% of our distributions using cas h flow from operations and 8% using proceeds from our DRP offering. • No public market currently exists for shares of our common stock and there may never be one. Therefore, it will be difficult for our stockholders to sell their shares. Our charter does not require us to pursue a liquidity transaction at anytime. If you sell your shares, it will likely be at a substantial discount. • We may only calculate the value per share for our shares annually and, therefore, you may not be able to determine the net as set value of your shares on an ongoing basis. • We cannot assure our stockholders that we will be successful in the marketplace. • Revenues and earnings from Strategic Storage Trust VI, Inc. and Strategic Storage Growth Trust III, Inc. (the “Managed REITs” ) are uncertain. • Because the revenue streams from the advisory agreements with the Managed REITs are subject to limitation or cancellation, any such termination could adversely affect our financial condition, cash flow and the amount available for distributions to you. • We will face conflicts of interest relating to the purchase of properties, including conflicts with the Managed REITs, and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. • Our trademarks are important to the value of our business, and the ability to protect, and costs associated with protecting, our intellectual property could adversely affect our business and results of operations. • We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. • We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions. • Our board of directors may change any of our investment objectives without your consent. 2

Disclaimer & Risk Factors

We use market data throughout this presentation that has generally been obtained from publicly available information and industry publications. We have also obtained certain information, where indicated, from the 2024 Self Storage Almanac and the January 2024 Colliers Report. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but the accuracy and completeness of the information are not guaranteed. The market data includes forecasts and projections that are based on industry surveys and the preparers' experiences in the industry, and there is no assurance that any of the projections or forecasts will be achieved. We believe that the surveys and market research others have performed are reliable, but we have not independently verified this information.

This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.

This presentation includes certain financial information that is not presented in accordance with generally accepted accounting principles in the United States ("GAAP"). Such non-GAAP financial measures should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. You should be aware that SmartStop's presentation of these and other non-GAAP financial measures in this presentation may not be comparable to similarly-titled measures used by other companies.

Non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. We seek to compensate such limitations by providing a detailed reconciliation for the non-GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP in this presentation. You are encouraged to review the related GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®
3

Public Offering Terms & Considerations

OFFERING TERMS

- Gross Offering Proceeds: $931.5M
- Shares Issued: 31,050,000
- Price: $30
- Symbol: **"SMA"**
- Listing Date: **April 1, 2025**
- Lockup Expiration: **October 01, 2025**

UNDERWRITERS

J.P.Morgan

WELLS FARGO

KeyBanc Capital Markets

BMO Capital Markets

TRUIST

LISTING HIGHLIGHTS

- Enhances SmartStop's ability to access the public capital markets and position us for future growth throughout North America;
- Provides liquidity for existing shareholders after 6 month lock-up expiration;
- Improved the company's balance sheet and cost of capital while positioning SmartStop for future growth and to execute on its internal and strategic external strategies.
- SmartStop has full confidence in the portfolio we built and will continue to build, the dedicated management team and our over 500 employees. All of this is supported by our tremendous technological platform that will allow us to execute on our strategic plan to deliver results to our shareholders.

TRAILING COMPOUND ANNUAL TOTAL SELF STORAGE RETURNS THROUGH 2024[1]


20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
20 Year
25 Year
30 Year
Self Storage
Residential
Industrial
Healthcare
Retail
Lodging/Resorts
Diversified
Office

Source: Nareit







(1) The FTSE Nareit U.S. Real Estate Index Series tracks the performance of the U.S. REIT industry at both an industry-wide level and on a sector-by-sector basis.

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store
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C O N F I D E N T I A L Key Information and Dates for Existing Stockholders Why did SmartStop list its common stock on the NYSE? • SmartStop listed its common stock on the NYSE under symbol “SMA” and successfully raised over $930M. This offering enhanced SmartStop's ability to access the public capital markets, raise capital to strengthen its balance sheet and position itself for further growth throughout North America, while providing a liquidity option for those who need it. What does this mean for existing stockholders? Am I able to sell my shares immediately on the NYSE? • No, existing stockholders are not able to sell their shares on the NYSE until the expiration of the six-month lock-up period on October 1, 2025. At the expiration of the six-month lock-up (October 1, 2025) each outstanding share of SmartStop’s Class A common stock and Class T common stock will automatically, and without any stockholder action, convert into one share of SmartStop’s listed common stock, and be freely tradable on the NYSE. Stockholders Benefits to the Lock-Up Period and Phased-In Liquidity Provision • The six-month lock-up period is typical for non-listed REIT IPO’s. This allows for SmartStop to build up its institutional base and for the listed stock to acclimate to the publicly traded markets. SmartStop’s management and Board of Directors have also agreed to not sell or dispose of their shares during the lock-up period. Were there any changes to distributions for Class A and Class T stockholders? • Yes. In connection with the listing, SmartStop’s Board of Directors rightsized the distribution rate to align with publicly traded REITs. SmartStop intends to continue monthly distributions to its common stockholders, based on the current annualized distribution rate of $1.60 per share of common stock and plans to move to quarterly distributions after the six-month lock-up period concludes. Why did SmartStop implement a reverse stock split ? • The 1-for-4 reverse stock split was implemented at the recommendation of our underwriters and was done in order for the eventual trading price of our stock to better conform with NYSE trading requirements as well as to be more attractive to certain institutions and indicies who sometimes have minimum price requirements. Why was the last NAV different than the listing price? • As required by law we published an updated NAV on March 12, 2025 calculated as of June 30, 2024. The NAV was based primarily on the appraised value of our properties. The listed offering price of $30 per share was established through negotiations with the underwriting syndicate based in part on our projected FFO per share and other market factors, including an IPO discount that is common for companies seeking to access the public market. Keep in mind that management owns approximately 6% of the outstanding shares and has a plan in place to deliver results to our institutional investors and our existing retail stockholders as we approach the lock-up expiration. 5

SmartStop is a Premier, Growth-Oriented Self Storage Platform

SMARTSTOP OVERVIEW

- SmartStop Self Storage REIT, Inc. ("SmartStop" or the "Company") is a premier self storage owner and operator that maintains a high-quality and diversified portfolio across the United States and Canada
- BBB- Investment Grade Rating with Kroll Bond Rating Agency ("KBRA") since April 2022
- Demonstrated track record of growth, growing its total portfolio by ~86% over the last five years[1], becoming the 10th largest operator in the U.S. and the largest operator in the Greater Toronto Area ("the GTA")[2]
- Self storage portfolio is focused on high growth markets, including a unique exposure to Canada and the Greater Toronto Area (GTA)
- Management has established a robust operating platform that is technology-enabled, data driven, and scalable
- SmartStop has a multi-pronged growth strategy focused on organic and external growth
- Managed REIT platform drives incremental revenue and future potential acquisition pipeline







ATTRACTIVE FINANCIAL AND OPERATING PROFILE

FINANCIAL

$146 million LQA NOI[3]	**~$2.5 billion** Historical acquisition volume[4]
~6.1% Avg. Same-Store YoY NOI growth (Last three years)[5]	**8.8%** Owned portfolio CAGR (2019-2024)[6]

OPERATING

208 Owned and managed properties[7]	**16.7 million** Owned and managed square feet[7]
92.4% 4Q 2024 Ending Same-Store Occupancy[8]	**$20.21** 4Q 2024 Annualized Same-Store RentPOF[9]

Note: As of 12/31/2024 unless otherwise noted. (1) Based on total owned and managed properties from 2019 - 2024; (2) Based on total owned and managed property growth since 2019; Per Inside Self Storage Top-Operators list for 2024 and Colliers January 2024 report; (EXR) merger completed in July 2023; (3) LQA NOI based on annualized 4Q'24 NOI; NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure; (4) Since 2016 through 2024 inclusive of the Managed REITs; (5) The average of the past 12 quarters of year-over-year same-store NOI growth from 1Q22 to 4Q24; (6) Measured by number of properties; Includes wholly-owned operating properties and joint venture operating properties; (7) As of12/31/2024; (8) Represents 12/31/2024 same-store ending physical occupancy; (9) Represents same-store annualized rent per occupied square foot for the three months ended 12/31/2024

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store
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SmartStop Owns a High Quality Portfolio in Key Growth Markets

GEOGRAPHIC FOOTPRINT (OWNED AND MANAGED)[1]



BC
AB
SK
MB
ON
QC
WA
MT
ND
MN
OR
ID
SD
WI
MI
NY
VT
NH
ME
MA
CT RI
WY
NE
IA
IL
IN
OH
PA
NJ
MD
DE
NV
UT
CO
KS
MO
KY
WV
VA
CA
AZ
NM
OK
AR
TN
NC
SC
MS
AL
GA
TX
LA
FL
SmartStop Self Storage REIT, Inc. Operating Properties
161 Wholly-Owned Operating Properties
10 Joint Venture Operating Properties
37 Managed Operating Properties

SmartStop has among the highest portfolio concentration in top markets at over 65%[2]

TOP MARKETS BY NRSF[3] (OWNED)



13.4
million
Total NRSF
Toronto 15%
Miami - Fort Lauderdale 9%
Los Angeles 7%
Las Vegas 6%
Asheville 6%
Houston 5%
Denver 4%
Tampa 4%
Chicago 3%
Dayton 3%
All Other 4 38%

KEY PORTFOLIO STATISTICS (OWNED)

171 Owned properties[1]	**13.4 million** Square feet[1][5]	**119,275** Units[1][5]
91.8% Ending Occupancy[6]	**$19.97** RentPOF[7]	**21** U.S. States and Canadian Provinces[8]

SmartStop
Self Storage REIT, Inc.
...The Smarter Way to Store®

Note: As of 12/31/2024 unless noted otherwise. Figures reflect owned JVs at 100% of NRSF. (1) As of 12/31/2024; (2) Toronto included as a top 25 MSA. Top 25 MSA's as defined by 2024 U.S. Census Bureau data. Metric refers to owned properties including joint venture properties; (3) MSAs (Metropolitan Statistical Areas) as defined by 2024 U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada; (4) Other markets include: Baltimore, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Dallas, Denver, Detroit, Jacksonville, Milwaukee, Myrtle Beach, Mobile, Nantucket, Naples, New York - Newark, Orlando, Phoenix, Port St. Lucie, Punta Gorda, Raleigh - Cary, Riverside - SB, Sacramento, San Antonio, San Diego, San Francisco - Oakland, San Jose, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Seattle - Tacoma, Spartanburg, Stockton, Trenton-Princeton and Washington-Arlington; (5) Total includes ten operating properties held in unconsolidated joint ventures in which SmartStop maintains a 50% equity interest; (6) Represents ending occupancy as of 12/31/2024 for total wholly-owned operating stores. (7) Represents three months ended 12/31/24 total wholly-owned operating stores RentPOF. (8) Includes 19 U.S. states, Washington D.C. and Ontario.

7

Multi-Pronged North American Growth Strategy

ORGANIC GROWTH DRIVERS

Property revenue maximization

- *Utilize technology-enabled platform to continue growing rental rates and occupancy*

Margin expansion

- *NOI and EBITDA margin continue to expand but are still below public peers*
- *Solar initiative presents opportunity to further reduce utility costs*

Ancillary revenues

- *Expand ancillary revenues (tenant protection, storage supplies, etc.) within existing assets*

ACQUISITIONS

Acquisitions on balance sheet

- *Leverage institutional operating platform to accretively acquire stabilized and non-stabilized assets*
- *Leverage existing Canadian footprint to acquire under-managed Canadian properties*

Strategic combination with Managed REITs

- *Track record of successful integration of Managed REITs*

ADDITIONAL GROWTH DRIVERS

Joint ventures

- *Accretive development opportunities within Canadian JV SmartCentres*

Managed REIT Platform

- *Opportunity to scale managed portfolio and brand presence*
- *High ROE revenue streams*

Third-party management platform

- *Large opportunity to grow managed assets in Canada and US*
- *Build shadow M&A pipeline*

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store®
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C O N F I D E N T I A L Successful Track Record of Growing the SmartStop Platform JUNE 2022 SmartStop JUNE 2024 MARCH 2022 completes 100% JANUARY 2014 SEPTEMBER 2015 SmartStop stock-for-stock SmartStop SST II declared SST closes a $1.4 billion all-cash surpasses NOVEMBER 2005 merger with SSGT merger with Extra Space Storage receives BBB- effective and $750mm in AUM H. Michael II, acquiring Investment JULY 2009 begins offering (NYSE: EXR) for $13.75 / share, in its Managed Schwartz acquires ~$252mm of returning over $800mm of equity Grade Rating SMARTSTOP brand shares at REIT Platform first ten self storage storage assets launched $10.00 to shareholders from Kroll properties in a DST 2005 2008 2009 2010 2013 2014 2015 2 20 019 19 2021 2022 2023 2024 MARCH 2008 NOVEMBER SEPTEMBER JUNE 2019 MARCH 2021 APRIL 2022 December 2024 2013 SST, first public 2010 SST II completes SmartStop closes SmartStop files Completed non-traded REIT SST acquires SST II is Self 100% stock-for- Form S-11 with ~$240mm of entirely focused on first property in established Administration stock merger with SEC to list its acquisitions in self storage, the Greater Transaction; SST IV; acquiring shares on the FY 2024 with declared effective Toronto Area renames company ~$375mm in NYSE ~$110mm closed and begins offering to SmartStop Self storage assets or under contract shares at $10.00 Storage REIT, Inc. as of March 2025 2018 2019 2020 2021 2022 2023 2024 1 Owned operating properties 83 112 112 144 160 162 171 Managed operating properties - - 41 18 19 32 37 Note: Strategic Storage Trust, Inc. (SST); Strategic Storage Trust II, Inc (SST II); Strategic Storage Trust IV, Inc (SST IV); Strategic Storage Growth Trust II, Inc (SSGT II). Gray shading represents events that occurred prior to the formation of SmartStop Self Storage REIT, Inc. (“SmartStop”); Blue shading represents events that occurred after the formation of SmartStop. (1) Includes wholly-owned and joint venture stores 9

Toronto and Greater Canada Represent an Untapped Growth Opportunity

POPULATION GROWTH VS. SUPPLY RATIO - SELECT LARGE CITIES



Toronto vs. Top 25 U.S. MSA Avg.
Delta
Population growth:
✓ +127bps
Storage supply ratio:
✓ (3.8x)
Edmonton
Vanouver
Montreal
Toronto
Houston
Dallas
Atlanta
Top 25 U.S. MSA Avg.
Seattle - Tacoma
Philadelphia
Boston
NYC
Chicago
LA
U.S. National Average >6x
Below U.S. Average
Above U.S. Average
14%
12%
10%
8%
6%
4%
2%
0%
(2%)
% Population Growth
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
10.0x
Sq. Ft. / Capita

Canadian markets maintain attractive demographics with room to meaningfully expand storage market penetration

OPPORTUNITY TO EXPAND IN SEVERAL UNDERPENETRATED CANADIAN MARKETS



Supply Ratio
Alberta
Edmonton
Saskatchewan
Manitoba
British Columbia
Ontario
Québec
Calgary
Vancouver
Ottawa
Toronto
Montreal
3
2.8x
2.3x
2.5x
10
11
13
2.2x
2.0x
2.3x
SmartStop Self Storage REIT, Inc. Operating Properties(1)
Wholly-Owned Operating Properties (13)
Joint Venture Operating Properties (10)
Managed Properties (15)

Supply Per Capita Ratio

U.S. National Avg.	6.3x
Top 25 U.S. MSA Avg.	6.1x
Select Canadian CMAs Avg.[(2)]	2.4x

Sources: Claritas, Colliers, CoStar, Green Street, SNL Financial, Statistics Canada, and The 2024 Self Storage Almanac. (1) As of 12/31/2024 inclusive of subsequent property additions after period end. (2) Includes Toronto, Vancouver, Montreal, and Edmonton.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®

10

SmartStop's GTA and broader Canadian expansion is a differentiated strategy

STRATEGIC RATIONALE

- ✓ The Canadian storage market is less mature than the U.S. and meaningfully underpenetrated with only 3,390 storage properties[1] (vs. ~52,300 in the U.S.)[2]
- ✓ The GTA is the largest market in Canada and the sixth largest market in North America with 7.6 million people[3]
- ✓ Management has a 14-year track record in operating, developing and acquiring assets within the GTA and SmartStop is top operator in the market
- ✓ SmartStop is the largest operator in the GTA[4]
- ✓ SmartStop has established robust infrastructure within the GTA enabling SmartStop to generate economies of scale
- ✓ Other fast-growing Canadian markets with low penetration represent compelling expansion opportunities

SMARTSTOP HAS BUILT A LOCAL OPERATING PLATFORM POISED FOR GROWTH[5]

3.1 Million Total Owned or Managed Operating Sq. Ft.	**34** Owned or Managed Operating Properties	**~30,500** Total Owned or Managed Operating Units
14 Years of experience in GTA Market by Management	**16%+** GTA Market Share [4]	**~100** Employees

SMARTSTOP GTA OWNED AND MANAGED PORTFOLIO[5]



Aurora
Oshawa
Bowmanville
Vaughan
Markham
Brampton
Toronto
Mississauga
Guelph
Milton
Oakville
Kitchener
Cambridge
Burlington
Hamilton
Brantford
SmartStop
Self Storage
OWNED OPERATING PROPERTIES (23)
MANAGED OPERATING PROPERTIES (11)
MANAGED DEVELOPMENT PROPERTIES (3)

SmartStop is the only U.S. REIT with exposure to the growing GTA market

(1) Colliers January 2024 report; (2) 2024 Self-storage Almanac; (3) Statistics Canada and Ontario Ministry of Finance; (4) Colliers January 2025 report; (5) Metrics for the Greater Toronto Area as of 12/31/2024; Includes joint venture properties and Managed REIT-owned properties

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store
11

Introducing: Dash, SmartStop's Proprietary Integrated Technology Platform



LIVE AGENT
DATA SCIENCE
IVR
CALL CENTER
REVENUE MANAGEMENT
AUTOMATION
TECHNOLOGY
INNOVATION
dash™
WEB DEVELOPMENT
MOBILE
DIGITAL MARKETING
DATA ANALYTICS
DATA WAREHOUSE
EMAIL/SMS
SEO
PPC
MOBILE ON-DEMAND

CUSTOM-BUILT

- Collaborative development with vendor
- Designed for real-time data access and availability
- Focus on customer-centric and mobile engagement

SCALABLE

- Built to operate with hundreds of properties
- Integrates seamlessly with proprietary systems (pricing, call center)
- Open API architecture and enterprise-level management
- Enhancements and upgrades flow seamlessly to field

SECURE

- Isolated server cluster built to SmartStop specifications
- Data is 100% SmartStop-owned and accessible
- Meets SOC I, Type II and SOC 2, Type II standards

Cloud-based Technology Backbone of Our Platform

- Accelerates innovation
- Facilitates delivery of strategic objectives

Innovative proprietary technology, shaping the future of the industry

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!
12

C O N F I D E N T I A L Strong Track Record of Internal Growth SmartStop’s internal growth strategies have translated into successful long-term growth HISTORY OF OPERATIONAL EXCELLENCE HIGHLIGHTED BY SAME-STORE PERFORMANCE VS. PEERS EMBEDDED NOI UPSIDE FROM NON SAME-STORE ASSETS (4) 2024 Same-Store Revenue Growth 2024 Same-Store NOI Growth 4Q 2024 Ending Non Same-Store vs. Same-Store Occupancy SmartStop Peer avg. Delta SmartStop Peer avg. Delta 4Q’24 2.4% (1.7%) +411bps 4Q’24 1.0% (3.9%) +493bps 92.4% +5.8% FY 2024 0.4% (1.0%) +139bps FY 2024 (1.7%) (2.8%) +109bps 86.6% (1) (1) (2) 3-year Avg. YoY Same-Store Revenue Growth 3-year Avg. YoY Same-Store NOI Growth 7.4% 7.1% 7.0% Non Same-Store Same-Store 6.3% 6.3% 6.1% (5) 5.9% 4Q 2024 Annualized Non Same-Store vs. Same-Store RentPOF 5.3% +$4.20 $20.21 3.9% 3.8% $16.01 Non Same-Store Same-Store Non same-store pool includes 13 properties covering EXR PSA SMRT CUBE NSA EXR PSA CUBE SMRT NSA (3) (3) ~1.1mm square feet (8% of total square feet) Sources: Public company filings and financial supplements. Note: peers may have different definitions of same-store metrics. (1) Represents the simple average of quarterly year-over-year same-store growth for the most recent 12 quarters (the quarter ended 3/31/2022 through 12/31/2024). (2) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (3) Excludes impact of LSI transaction and reflects EXR SS Pool Only. (4) Represents 12/31/2024 non same-store and same-store ending physical occupancy. (5) Represents non same-store and same-store annualized rent per occupied square foot for the three months ended 12/31/2024 13

Internal Growth Strategy

INTERNAL GROWTH STRATEGIC HIGHLIGHTS

- ✓ Maximize net operating income with a balanced approach to rate and occupancy
- ✓ Majority of the Company's same-store portfolio base has been owned or managed less than five years and retains additional rate upside
- ✓ SmartStop's customer service platform drives consumer traffic and develops a sticky customer base
- ✓ Asset management technology and experienced personnel all help drive expense savings and ultimately bottom-line growth

HISTORICAL SAME-STORE AVERAGE OCCUPANCY(1)



Average: 93.5%
95.4% 95.1% 95.5% 94.5% 93.3% 93.1% 93.7% 93.2% 92.4% 92.5% 92.5% 92.4% 92.4%
4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24

HISTORICAL SAME-STORE RENTPOF(1) (2)



Average: $19.47
$17.68 $17.77 $18.47 $19.30 $19.64 $19.84 $19.99 $20.37 $19.94 $19.49 $20.15 $20.25 $20.21
4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24

SmartStop's strategic internal growth initiatives have proven successful on key operational statistics

(1) Q3 and Q4'24 figures based on SmartStop's 148 same-store pool; Q1'24 and Q2'24 figures based on SmartStop's 149 same-store pool. All 2023 figures based on SmartStop's 137 property same-store pool. All 2022 figures based on SmartStop's 109 property same-store pool. All 2021 figures based on SmartStop's 103 property same-store pool. (2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store
14

C O N F I D E N T I A L Existing Embedded Internal Growth Opportunities (2)(3) SMARTSTOP SAME-STORE RENTAL RATE AND NOI MARGIN EXPANSION PEER COMPARISON - NOI MARGIN AND ADJ. EBITDA (1) (3) (4) FY 2024 Same-store NOI margin FY 2024 Adj. EBITDA margin Rent POF NOI Margin $25 71.3% 70.7% 73.9% 69.6% 71.2% 70% 67.8% 67.6% 67.8% 65.1% $20.04 $20.02 $20 $18.79 59.1% 60% $16.51 $16.18 $16.01 $15 50% $10 40% $5 30% $0 20% 2019 2020 2021 2022 2023 2024 SmartStop Peer Avg. SmartStop Peer Avg. Source: Company data and filings. (1) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. (2) NOI and Adjusted EBITDA are non-GAAP measures. See the Appendix for a reconciliation of these measures to their most directly comparable GAAP measures. (3) Q3’24 and Q4’24 figures based on SmartStop’s 148 same-store pool; Q1’24 and Q2’24 figures based on SmartStop’s 149 same-store pool. Rates are on a monthly per square foot basis. (4) Calculated as same-store net operating income divided by same-store revenue 15

C O N F I D E N T I A L Operations Update POST QUARTER-END OPERATIONAL UPDATES (1) (2) Same-Store Ending Occupancy Same-Store In-Place Rates December January February December January February $1.64 $1.64 $1.63 92.8% 92.6% $1.59 92.4% $1.58 $1.57 92.3% 92.3% 92.3% Surprise, AZ 2023 2024 2024 2025 2024 2025 2023 2024 2024 2025 2024 2025 (3) (4) Same-Store Web Rates Move-in rates December January February December January February $1.07 $1.17 $1.00 $0.97 $0.95 $0.95 $1.09 $1.08 $0.89 $1.02 $0.99 $0.95 2023 2024 2024 2025 2024 2025 2023 2024 2024 2025 2024 2025 Algonquin, IL Source: Company data and filings. (1) Represents same-store ending physical occupancy for 12/31/2024, 01/31/2025 and 02/28/2025. (2) Represents same-store monthly in-place rates for12/31/2024, 01/31/2025 and 02/28/2025. (3) Represents same-store monthly web rates for 12/31/2024, 01/31/2025 and 02/28/2025. (4) Represents same-store monthly move-in rates for 12/31/2024, 01/31/2025 and 02/28/2025. 16

C O N F I D E N T I A L SmartStop Maintains a High-Performing Portfolio Relative to Peers High quality portfolio with strong rents and demographics Q4 2024 SAME-STORE RENT / SQUARE FOOT (RENTPOF) Q4 2024 ENDING SAME-STORE OCCUPANCY $22.89 $22.66 $21.63 93.7% $20.21 92.4% 90.5% $15.56 89.3% 84.4% (2) (2) (1) (3)(4) AVERAGE 3 MILE POPULATION TOP 25 MSAS % OF NRSF (in thousands) 75.4% 181 65.8% 60.5% 58.8% 118 112 110 29.1% 67 (2) Sources: Public company filings and financial supplements. (1) 2024 Evercore ISI Equity Research; (2) Excludes impact of LSI transaction and reflects EXR Same-store pool only; (3) Toronto included as a top 25 MSA. Top 25 MSA’s as defined by 2025. U.S. Census Bureau data per S&P Capital IQ. Includes owned joint venture properties for SmartStop; (4) Represents 4Q 2024 quarter end NRSF. 17

C O N F I D E N T I A L Recent Acquisition Activity (since 9/30/24) Recently Under 1 closed contract Kelowna Total Properties 8 1 Total Purchase Price ($mm) $214 $26 5 10 Total NRSF (Storage Only) ~674,000 ~74,100 13 Boston New York 6 4 Denver Total Units (Storage Only) ~6,700 ~810 2 2 12 San Jose 10 2 Washington, DC 5 3 9 Nashville 16 2 Los Angeles 20 4 4 PORTFOLIO STRATEGY • 9 properties located in Top 25 MSAs / CMAs 11 SmartStop Self Storage REIT, Inc. Prospective Portfolio • Maximize efficiencies in top markets by leveraging 161 Wholly-Owned Operating Properties existing assets and operations 10 Joint Venture Operating Properties • Accretive investments with high physical occupancy and 26 management upside 9 Acquisition Properties – Recently closed or under contract Represents MSA / CMA Note: Acquisition pipeline represents properties acquired subsequent to quarter end and properties under contract. There can be no guarantee that properties under contract will close. (1) Represents properties acquired since 9/30/2024 and subsequent to 4Q 2024 quarter end. 18

SmartStop Managed REIT Platform Provides Additional Capital Allocation Flexibility

Managed REIT and third-party platforms represent a significant expansion opportunity for SmartStop

Managed REIT Platform

SSTVI STRATEGIC STORAGE TRUST

STRATEGIC STORAGE GROWTH TRUST III

- Acquire growth-oriented properties that broaden the platform in an accretive structure for SmartStop
- Generate fees and expense reimbursements
- Create economies of scale by adding SmartStop locations

Differentiated Access to Capital

- The structure of SST VI and SSGT III provides the platform access to raising equity capital at NAV, subsequently deploying in an accretive manner at a relatively low-cost basis
- The managed REIT platform provides a competitive advantage relative to institutions and publicly traded REITs, which continues to trade at a high cost of capital and discount to NAV, making accretive transactions via equity capital markets challenging

Third-Party Management Strategy

- Third-party management represents an expansion opportunity, particularly in Canadian markets where there is relatively less sophisticated and smaller operators
- Third-party expansion efforts focused across a range of Canadian and U.S. markets

STRATEGIC STORAGE TRUST VI, INC.[1]

$537M AUM

Assets Under Management on a cost basis[3]

Portfolio Stats[3]	
# of Stores	25
States / Provinces	10
Units	20,230
Net Rentable SQFT	2,244,300
Canadian Development Properties Under Construction	4

OPERATIONAL PROPERTIES NRSF ALLOCATION



NV, 2%
BC, 3%
OR, 3%
AB, 2%
PA, 3%
DE, 4%
WA, 4%
ON , 47%
NRSF
2,244,300
FL, 15%
AZ, 17%

STRATEGIC STORAGE GROWTH TRUST III, INC.[2]

$235M AUM

Assets Under Management on a cost basis[3]

Portfolio Stats[3]	
# of Stores	11
States / Provinces	7
Units	7,840
Net Rentable SQFT	863,300
Canadian Development Properties Under Construction	2

OPERATIONAL PROPERTIES NRSF ALLOCATION



VA, 7%
NC, 7%
NJ, 8%
ON , 9%
NRSF
863,300
FL, 44%
AB, 12%
CA, 13%

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®

Note: All data as of 9/30/2024. (1) Represents Strategic Storage Trust VI, Inc. ("SST VI"), a non-traded REIT with a publicly-registered offering that was declared effective by the SEC on 3/17/2022. (2) Represents Strategic Storage Growth Trust III, Inc. ("SSGT III"), which was launched in May 2022. (3) Includes all rentable units and rentable square feet, consisting of storage units and parking units.

19

Key Investment Highlights

1. Multi-Pronged Growth Strategy
2. High Quality, Diversified Portfolio In Key Growth Markets
3. Differentiated Exposure to the Greater Toronto Area ("GTA")
4. Scalable, Branded Platform Positioned to Drive Growth
5. Unique Managed REIT Platform Provides Additional Revenue and Acquisition Potential
6. Experienced Management Team and Board of Directors
7. Conservative and Diversified Capital Structure


SmartStop
Self Storage
Mavis Road
Mississauga, ON


Milner Avenue
Scarborough, ON


Vodden Street E
Brampton, ON

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store
20

Appendix

MSA Exposure – Same-Store (Three Months Ended)

Same-Store Portfolio at 12/31/24

MSA/CMA[1]	% of NOI	# of Stores	Net Rentable Sq. Ft.	Units	Net Rent / Occupied Sq. Ft. for the Three Months Ended December 31,[2]			Avg. Occupancy for the Three Months Ended December 31,			Revenue for the Three Months Ended December 31,			Expenses for the Three Months Ended December 31,			NOI for the Three Months Ended December 31,[3]		
					2024	2023	% Change	2024	2023	Change	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Miami - Fort Lauderdale	12.3%	11	1,125,900	9,420	$25.60	$25.36	1.0%	92.2%	92.8%	-0.6%	$6,170	$6,093	1.3%	$1,855	$1,662	11.7%	$4,314	$4,431	-2.6%
Toronto[4]	11.1%	13	1,110,700	10,610	21.28	20.38	4.4%	91.5%	92.3%	-0.8%	5,437	5,256	3.4%	1,529	1,705	-10.3%	3,908	3,551	10.0%
Los Angeles	7.7%	10	660,400	6,200	25.66	25.77	-0.4%	91.7%	91.5%	0.2%	3,786	3,787	0.0%	1,086	1,064	2.1%	2,701	2,723	-0.8%
Las Vegas	7.4%	9	865,000	7,160	18.83	18.45	2.0%	92.1%	93.1%	-1.0%	3,464	3,447	0.5%	848	827	2.4%	2,616	2,619	-0.1%
Houston	5.8%	9	676,800	5,130	19.15	17.79	7.7%	93.9%	94.1%	-0.2%	2,819	2,607	8.1%	783	509	53.7%	2,036	2,098	-2.9%
Asheville	5.5%	12	762,700	5,460	16.37	15.91	2.9%	95.3%	91.8%	3.5%	2,669	2,543	4.9%	718	758	-5.2%	1,951	1,785	9.3%
Seattle - Tacoma	3.5%	5	390,550	3,430	20.36	19.52	4.3%	93.2%	92.0%	1.2%	1,818	1,700	6.9%	592	552	7.2%	1,225	1,148	6.8%
San Francisco - Oakland	3.0%	4	322,600	2,920	23.73	22.88	3.7%	89.5%	90.7%	-1.2%	1,693	1,671	1.3%	631	582	8.4%	1,062	1,089	-2.5%
Tampa	3.3%	5	478,100	3,890	19.17	18.98	1.0%	95.1%	91.9%	3.2%	1,878	1,837	2.2%	730	559	30.6%	1,148	1,278	-10.2%
Riverside - SB	3.0%	5	306,700	2,690	21.59	21.32	1.3%	92.7%	92.3%	0.4%	1,493	1,474	1.3%	445	422	5.4%	1,048	1,052	-0.4%
Denver	2.8%	7	437,300	3,860	18.40	17.25	6.7%	91.2%	92.6%	-1.4%	1,814	1,728	5.0%	813	846	-3.9%	1,000	881	13.5%
Phoenix	2.7%	4	329,100	3,130	17.67	17.55	0.7%	92.5%	91.8%	0.7%	1,346	1,329	1.3%	384	384	0.1%	962	946	1.8%
Chicago	2.6%	6	432,450	3,785	15.83	15.38	2.9%	92.1%	92.3%	-0.2%	1,599	1,544	3.6%	690	629	9.6%	910	915	-0.6%
Port St. Lucie	2.3%	4	318,900	2,610	19.60	20.18	-2.9%	93.2%	92.4%	0.8%	1,262	1,276	-1.1%	447	337	32.8%	815	939	-13.3%
Dayton	1.9%	7	401,600	3,570	12.38	12.36	0.1%	88.5%	92.5%	-4.0%	1,126	1,101	2.2%	455	419	8.7%	670	683	-1.8%
Detroit	1.9%	4	266,100	2,220	15.48	15.21	1.8%	93.4%	94.6%	-1.2%	923	918	0.5%	267	267	0.0%	656	652	0.7%
Other	23.1%	33	2,544,200	22,770	20.62	20.18	2.2%	91.7%	92.0%	-0.3%	11,739	11,533	1.8%	3,601	3,514	2.5%	8,138	8,020	1.5%
Total Same-Store	**100.0%**	**148**	**11,429,100**	**98,855**	**$20.21**	**$19.76**	**2.3%**	**92.3%**	**92.4%**	**-0.1%**	**$51,035**	**$49,846**	**2.4%**	**$15,875**	**$15,035**	**5.6%**	**$35,160**	**$34,811**	**1.0%**

SmartStop Self Storage REIT, Inc. …The Smarter Way to Store®

Note: Data presented represents SmartStop's existing owned same-store portfolio only
(1) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. Not in thousands. (3) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (4) Presented in US Dollars (USD) as translated on average for the quarter. The average USD/CAD exchange rate for the three months ending December 31, 2024 and December 31, 2023 was 0.71x and 0.73x, respectively. For the three months ended December 31, 2024, RentPOF, Revenue growth, Expense growth and NOI growth was $21.88, 6.3%, -7.8%, and 13.1%, respectively, on a constant currency (CAD) basis.

22

MSA Exposure – Same-Store (12 Months Ended)

Same-Store Portfolio at 12/31/24

					Net Rent / Occupied Sq. Ft. for the 12 Months Ended December 31,[2]			Avg. Occupancy for the 12 Months Ended December 31,			Revenue for the 12 Months Ended December 31,			Expenses for the 12 Months Ended December 31,			NOI for the 12 Months Ended December 31,[3]		
MSA/CMA[1]	% of NOI	# of Stores	Net Rentable Sq. Ft.	Units	2024	2023	% Change	2024	2023	Change	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Miami - Fort Lauderdale	12.5%	11	1,125,900	9,420	$25.46	$25.20	1.0%	92.2%	92.8%	-0.6%	$24,615	$24,580	0.1%	$7,406	$6,663	11.2%	$17,208	$17,918	-4.0%
Toronto[4]	11.2%	13	1,110,700	10,610	21.09	20.52	2.8%	92.5%	92.7%	-0.2%	21,838	21,403	2.0%	6,484	6,484	0.0%	15,354	14,919	2.9%
Los Angeles	7.9%	10	660,400	6,200	25.86	25.58	1.1%	91.9%	92.8%	-0.9%	15,222	15,262	-0.3%	4,439	4,236	4.8%	10,782	11,027	-2.2%
Las Vegas	7.5%	9	865,000	7,160	18.70	18.54	0.9%	93.1%	92.9%	0.2%	13,897	13,783	0.8%	3,612	3,332	8.4%	10,284	10,451	-1.6%
Houston	5.4%	9	676,800	5,130	18.63	17.54	6.2%	94.1%	94.1%	0.0%	10,949	10,325	6.0%	3,509	3,535	-0.7%	7,441	6,790	9.6%
Asheville	5.4%	12	762,700	5,460	16.10	15.96	0.9%	93.2%	93.4%	-0.2%	10,397	10,384	0.1%	2,960	2,984	-0.8%	7,437	7,400	0.5%
Seattle - Tacoma	3.5%	5	390,550	3,430	19.99	19.86	0.7%	93.4%	91.6%	1.8%	7,151	6,908	3.5%	2,369	2,201	7.6%	4,783	4,708	1.6%
San Francisco - Oakland	3.2%	4	322,600	2,920	23.56	23.76	-0.8%	90.3%	91.3%	-1.0%	6,813	6,991	-2.5%	2,471	2,379	3.9%	4,342	4,612	-5.9%
Tampa	3.2%	5	478,100	3,890	18.60	19.29	-3.6%	92.7%	92.9%	-0.2%	7,230	7,527	-3.9%	2,807	2,588	8.5%	4,423	4,938	-10.4%
Riverside - SB	3.1%	5	306,700	2,690	21.60	21.40	0.9%	92.5%	92.7%	-0.2%	5,966	5,952	0.2%	1,734	1,646	5.3%	4,232	4,306	-1.7%
Denver	2.8%	7	437,300	3,860	17.88	17.00	5.2%	92.5%	93.4%	-0.9%	7,176	6,850	4.8%	3,270	3,133	4.4%	3,906	3,717	5.1%
Phoenix	2.7%	4	329,100	3,130	17.38	17.83	-2.5%	92.5%	92.1%	0.4%	5,303	5,420	-2.2%	1,653	1,561	5.9%	3,650	3,859	-5.4%
Chicago	2.5%	6	432,450	3,785	15.55	15.22	2.2%	91.9%	92.1%	-0.2%	6,272	6,096	2.9%	2,887	2,496	15.6%	3,385	3,599	-6.0%
Port St. Lucie	2.3%	4	318,900	2,610	19.64	20.25	-3.0%	92.6%	93.3%	-0.7%	5,053	5,186	-2.5%	1,845	1,717	7.4%	3,208	3,468	-7.5%
Dayton	2.0%	7	401,600	3,570	12.61	12.50	0.9%	86.9%	93.6%	-6.7%	4,482	4,489	-0.1%	1,754	1,686	4.0%	2,729	2,803	-2.6%
Detroit	1.9%	4	266,100	2,220	15.66	15.35	2.0%	93.2%	94.0%	-0.8%	3,712	3,683	0.8%	1,099	1,052	4.4%	2,613	2,630	-0.6%
Other	22.9%	33	2,544,200	22,770	20.35	20.31	0.2%	91.8%	92.8%	-1.0%	46,448	46,889	-0.9%	15,001	14,423	4.0%	31,447	32,467	-3.1%
Total Same-Store	**100.0%**	**148**	**11,429,100**	**98,855**	**$20.02**	**$19.83**	**1.0%**	**92.2%**	**92.9%**	**-0.7%**	**$202,523**	**$201,728**	**0.4%**	**$65,301**	**$62,115**	**5.1%**	**$137,222**	**$139,613**	**-1.7%**

Note: Data presented represents SmartStop's existing owned same-store portfolio only
(1) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. Not in thousands. (3) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (4) Presented in US Dollars (USD) as translated on average for the quarter. The average USD/CAD exchange rate for the 12 months ending December 31, 2024 and December 31, 2023 was 0.73x and 0.74x, respectively.

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store®

23

C O N F I D E N T I A L MSA Exposure – Total Portfolio Wholly-Owned Total Portfolio at 12/31/24 % of Portfolio % of Portfolio Net Rentable (1) MSA/CMA Units by NRSF by NOI Sq. Ft. # of Stores Miami - Fort Lauderdale 9.7% 12.9% 1, 221,100 12 10,470 Toronto 8.8% 10.8% 1,110,700 13 10,610 Las Vegas 6.9% 7.1% 865,000 9 7,160 Asheville 6.4% 5.3% 803,500 14 5,810 Los Angeles 7.0% 8.2% 882,000 12 8,290 Houston 5.4% 5.4% 67 6,800 9 5,130 Tampa 3.8% 3.3% 478,100 5 3,890 Denver 4.2% 3.0% 524,800 8 4,600 Chicago 3.4% 2.2% 432,450 6 3,785 Dayton 3.2% 1.9% 40 1,600 7 3,570 Seattle - Tacoma 3.1% 3.4% 39 0,550 5 3,430 Phoenix 2.6% 2.5% 329,100 4 3,130 San Francisco - Oakland 2.6% 3.0% 322,600 4 2,920 Port St. Lucie 2.5% 2.2% 318,900 4 2,610 Sacramento 2.5% 1.5% 308,100 4 2,895 Riverside - SB 2.4% 2.9% 306,700 5 2,690 Detroit 2.1% 1.8% 26 6,100 4 2,220 Myrtle Beach 1.6% 1.1% 197,800 2 1,450 San Diego 1.4% 2.2% 18 1,400 2 2,020 (2) Other 20.4% 19.3% 2,533,200 32 23,155 Total Stores 100.0% 100.0% 1 2,550,500 161 109,835 (1) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (2) Other markets include: Baltimore, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Dallas, Jacksonville, Milwaukee, Mobile, Nantucket, Naples, New York - Newark, Orlando, Punta Gorda, Raleigh - Cary, San Antonio, San Jose, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Spartanburg, Stockton, Trenton-Princeton and Washington-Arlington . None of these markets represent more than 1.5% of the total portfolio by NRSF. 24

C O N F I D E N T I A L MSA Exposure – Owned & Managed Portfolio Owned and Managed Total Portfolio at 12/31/24 % of Portfolio by Net Rentable (1) # of Stores Units MSA/CMA NRSF Sq. Ft. Toronto 18.9% 3 ,147,300 34 30,575 Miami - Fort Lauderdale 7.7% 1 ,289,600 13 11,230 Las Vegas 5.5% 916,900 10 7 ,495 Asheville 5.2% 867,600 14 6,290 Los Angeles 5.9% 9 79,300 13 9 ,220 Phoenix 4.2% 707,400 8 5 ,980 Houston 4.1% 6 76,800 9 5 ,130 Tampa 2.9% 478,100 5 3 ,890 Orlando 3.1% 5 14,900 5 3 ,940 Denver 3.2% 5 24,800 8 4,600 Chicago 2.6% 432,450 6 3,785 Dayton 2.4% 401,600 7 3,570 Seattle - Tacoma 2.3% 390,550 5 3 ,430 San Francisco - Oakland 1.9% 322,600 4 2,920 Port St. Lucie 1.9% 318,900 4 2,610 Sacramento 1.9% 308,100 4 2,895 Riverside - SB 1.8% 3 06,700 5 2,690 San Diego 1.7% 2 91,200 3 3 ,020 Detroit 1.6% 266,100 4 2 ,220 New York - Newark 1.4% 223,900 2 2,630 (2) Other 19.8% 3,288,000 45 3 0,155 Total Stores 100.0% 16,652,800 208 148,275 Note: Amounts include properties owned in joint ventures. (1) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (2) Other markets include: Baltimore, Cape Coral - Fort Meyers, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Dallas, Edmonton (Canada), Jacksonville, Milwaukee, Mobile, Myrtle Beach, Nantucket, Naples, Philadelphia, Portland, Punta Gorda, Raleigh - Cary, Richmond, San Antonio, San Jose, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Spartanburg, Stockton, Trenton-Princeton, Vancouver (Canada) and Washington-Arlington. None of these markets represent more than 1.3% of the total owned or operated portfolio by NRSF. 25

C O N F I D E N T I A L Reconciliation: Net Income (Loss) to Net Operating Income ($ in thousands) 2024 2024 Q4 2024 Q3 2024 Q2 2024 Q1 2023 2023 Q4 2023 Q3 2023 Q2 2023 Q1 Net income (loss) ($5,887) ($151) ($3,392) ($705) ($1,640) $11,647 $2,356 $2,979 $4,279 $2,033 Adjusted to exclude: (1) Tenant protection program revenues (8,297) (2,145) (2,175) (2,032) (1,945) (7,783) (1,958) (1,987) (1,909) (1,930) (2) Tenant protection program related expenses 983 117 610 156 100 349 116 116 59 56 Managed REIT Platform revenue (11,383) (3,056) (2,923) (2,670) (2,734) (11,906) (2,791) (2,518) (4,321) (2,277) Asset management fees — — — — — — — — — — Managed REIT Platform expenses 3,982 1 ,430 1,053 648 851 3 ,365 827 1,307 681 550 General and administrative 2 9,948 7,498 7,210 7,813 7,427 2 7,452 7,456 6,277 7,182 6,537 Depreciation 55,175 14,119 13,836 13,636 13,584 53,636 13,561 13,427 13,376 (1,904,513) Intangible amortization expense 935 474 215 173 73 6 ,594 1,107 1,732 1,836 1 ,919,705 Acquisition expenses 413 292 38 12 71 192 74 76 11 31 Contingent earnout adjustment — — — — — — — — — — Impairment of goodwill and intangible assets — — — — — — — — — — Impairment of investments in Managed REITs — — — — — — — — — — Write-off of equity interest and preexisting — — — — — — — — relationships upon acquisition of control — — Gain on sale of real estate — — — — — — — — — — Interest expense 7 2,325 1 9,375 1 9,102 17,294 16,553 6 1,805 16,271 1 5,925 14,905 14,704 Net loss on extinguishment of debt 471 — — — 471 — — — — — Casualty loss on real estate, net — — — — — — — — — — Equity in (earnings) losses of unconsolidated joint venture properties 1 ,380 312 380 359 329 1 ,625 410 274 536 405 Gain on equity interests upon acquisition — — — — — — — — — — Equity in (earnings) losses of investments in Managed REITs 1 ,414 457 248 257 452 1,272 379 444 216 233 Income tax expense (benefit) 1 ,484 391 404 347 342 (2,596) (1,689) (1,050) (134) 277 Interest income (3,247) (872) (1,023) (667) (684) (3,361) (823) (699) (696) (1,143) Other, net 1 ,282 (1,667) 1,981 792 177 231 70 266 (497) 392 Net operating income $140,979 $36,574 $35,564 $35,413 $33,428 $142,524 $35,367 $36,570 $35,525 $35,060 (1) Tenant protection program revenues are included within ancillary operating revenue within our consolidated statements of operations. Beginning with the period presented for fiscal year 2021, the Company removed Tenant protection program revenues from its calculation of net operating income, and such amounts were added as an adjustment to the reconciliation to net income in the table above. (2) Tenant protection program related expenses are included within property operating expenses within our consolidated statements of operations. Beginning with the period presented for fiscal year 2023, the Company removed Tenant protection program related expenses from its calculation of net operating income, and such amounts were added as an adjustment to the reconciliation to net income in the table above. 26

C O N F I D E N T I A L (continued) Non-GAAP Reconciliations ($ in thousands) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Reconciliation to fully diluted FFO & FFO, as adjusted: Net income (loss) (151) (3,392) (705) (1,640) $2,356 Other noncontrolling interests (183) (108) (106) (109) (102) Distributions to preferred stockholders (3,400) (3,142) (3,108) (3,108) (3,151) Depreciation & amortization of real estate and intangible assets from consolidated entities 14,223 13,704 13,454 13,309 14,322 Depreciation & amortization of real estate and intangible assets from unconsolidated entities 700 719 657 538 626 FFO (attributable to common stockholders and OP unit holders) 11,189 7,781 1 0,192 8 ,990 1 4,052 Intangible amortization expense - contracts 37 37 73 73 73 Acquisition expenses 292 38 12 71 74 Acquisition expenses and foreign currency (gains) losses, net from unconsolidated entities 180 (27) (10) 79 (25) Accretion of fair market value of secured debt 40 - 77 3 3 Net loss on extinguishment of debt - - - 471 - Foreign currency and interest rate derivative (gains) losses, net (1,732) 1, 671 749 (111) 49 Amortization of debt issuance costs 1, 139 1,202 972 802 701 Offering related expenses - - 3 327 792 Sponsor funding revenue reduction 246 218 199 181 34 Adjustment of deferred tax liabilities 243 282 102 218 (1,773) Casualty loss due to hurricane - 500 - - - FFO, as adjusted (attributable to common stockholders and (1) OP unit holders) $11,634 $11,702 $12,369 $11,104 $13,980 (1) Our calculation of FFO, as adjusted was modified in the period ended September 30, 2024, to add back the amortization of debt issuance costs. Accordingly, the prior periods have been presented here based on the current calculation, which differs from what was previously reported for such periods. This modification was made to reflect what management believes is a more appropriate calculation in light of recently completed debt refinancings. 27

Non-GAAP Reconciliations (continued)

	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Weighted average Class A & T shares outstanding - basic	96,151,349	96,476,987	96,775,724	96,831,903	96,758,797
Weighted average OP units outstanding	13,248,016	13,245,359	13,229,294	13,127,843	12,866,508
Weighted average other dilutive securities	528,511	433,839	364,211	337,948	561,009
Weighted average shares & OP units outstanding – diluted[2]	**109,927,876**	**110,156,185**	**110,369,229**	**110,297,694**	**110,186,314**
FFO and FFO, as adjusted per share & OP unit outstanding - diluted:					
FFO	**$0.10**	**$0.07**	**$0.09**	**$0.08**	**$0.13**
FFO, as adjusted[1]	**$0.11**	**$0.11**	**$0.11**	**$0.10**	**$0.13**

(1) Includes all Class A Shares, Class T Shares and OP Units, as well as the dilutive effect on FFO and FFO, as adjusted of both unvested restricted stock and long term incentive plan units (both time-based units and performance based-units), and is calculated using the two-class, treasury stock or if-converted method, as applicable. The outstanding convertible preferred stock was excluded as the conversion of such shares was antidilutive to FFO and FFO, as adjusted. Such amounts are calculated net of distributions to participating securities. For the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, such distributions to participating securities were $111, $113, $112, $114, and $93, respectively. Refer to Note 2 of the financial statements in each period's 10-Q or 10-K for further information regarding the calculation of earnings per share.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store®

28

Reconciliation: Net Income (Loss) to Adjusted EBITDA: Trailing 8 Quarters

($ in thousands)

	2024	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2023 Q4	2023 Q3	2023 Q2	2023 Q1
Net income (loss)	($5,887)	($151)	($3,392)	($705)	($1,640)	$11,647	$2,356	$2,979	$4,279	$2,033
Adjustments:										
Interest expense and net loss on extinguishment of debt	72,796	19,375	19,102	17,294	17,024	61,804	16,271	15,925	14,905	14,704
Tax related expense[1]	2,611	638	659	692	623	(1,852)	(1,503)	(835)	70	416
Depreciation and amortization	56,110	14,593	14,051	13,809	13,657	60,230	14,668	15,159	15,212	15,192
Adjustments to reflect EBITDA related to our unconsolidated entities	6,453	1,611	1,729	1,579	1,533	6,302	1,689	1,675	1,563	1,375
Acquisition expenses[2]	413	292	38	12	71	192	74	76	11	31
Equity based compensation expense	5,258	1,395	1,307	1,422	1,134	5,258	1,180	1,459	1,513	1,106
Sponsor funding revenue reduction	844	246	218	199	181	34	34	—	—	—
Losses incurred due to hurricane	500	—	500	—	—	—	—	—	—	—
Foreign currency and interest rate derivative (gains) losses, net	577	(1,732)	1,671	749	(111)	(178)	49	96	(707)	385
Offering related expenses	330	—	—	3	327	792	792	—	—	—
Adjusted EBITDA[3]	**$140,004**	**$36,268**	**$35,883**	**$35,054**	**$32,799**	**$144,230**	**$35,609**	**$36,534**	**$36,846**	**$35,241**

(1) Tax related expense consists primarily of adjustments to deferred tax liabilities, state, federal, and Canadian income tax, as well as state franchise taxes. (2) This represents acquisition expenses associated with investments in real estate that were incurred prior to the acquisitions becoming probable and therefore not capitalized in accordance with our capitalization policy. (3) Our calculation of Adjusted EBITDA was modified beginning in the period ended September 30, 2024, to add back foreign currency and interest rate derivative (gains) losses. Accordingly, the prior periods have been presented here based on the current calculation, which differs from what was previously reported for such periods.

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store
29

Reconciliation: Same-Store Net Operating Income to Total Net Operating Income

($ in thousands)

				Net Rent / Occupied Sq. Ft. for the Three Months Ended December 31,[1]		Ending Occupancy as of December 31,			Revenue for the Three Months Ended December 31,			Expenses for the Three Months Ended December 31,			NOI for the Three Months Ended December 31,[2]		
Owned Operating Store Segment	**# of Stores**	**Net Rentable Sq. Ft.**	**Units**	**2024**	**2023**	**2024**	**2023**	**% Change**	**2024**	**2023**	**% Change**	**2024**	**2023**	**% Change**	**2024**	**2023**	**% Change**
Same-Store Wholly-Owned	148	11,429,100	98,855	$20.21	$19.76	92.4%	92.3%	0.1%	$51,035	$49,846	2.4%	$15,875	$15,035	5.6%	$35,160	$34,811	1.0%
Non Same-Store Wholly-Owned	13	1,121,400	10,980	16.01	NM	86.6%	NM		2,772	NM		1,358	NM		1,414	NM	
Total Wholly-Owned Operating Stores	**161**	**12,550,500**	**109,835**	**19.97**	**NM**	**91.8%**	**NM**		**$53,807**	**NM**		**$17,233**	**NM**		**$36,574**	**NM**	
Total Joint Venture Operating Stores	10	897,400	9,440		NM	86.9%	NM										
Total All Owned Operating Stores	**171**	**13,447,900**	**119,275**														

NM: Not meaningful comparison (1) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage; (2) NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure.

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store

30

C O N F I D E N T I A L Additional Information Regarding FFO & FFO, as Adjusted and NOI Funds from Operations (“FFO”) and FFO, as adjusted Funds from operations (“FFO”) is an industry wide metric promulgated by the National Association of Real Estate Investment Trusts, or NAREIT, which SmartStop believes to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. SmartStop defines FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, or the White Paper. The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment write downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Additionally, gains and losses from change in control are excluded from the determination of FFO. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. SmartStop’s FFO calculation complies with NAREIT’s policy described above. SmartStop uses FFO, as adjusted, as an additional non-GAAP financial measure to evaluate its operating performance. SmartStop previously used Modified Funds from Operations (“MFFO”) (as defined by the Institute for Portfolio Alternatives) as a non-GAAP measure of operating performance. Management replaced the MFFO measure with FFO, as adjusted, because FFO, as adjusted, provides investors with supplemental performance information that is consistent with the performance models and analysis used by management. In addition, FFO, as adjusted, is a measure used among SmartStop’s peer group, which includes publicly traded REITs. Further, SmartStop believes FFO, as adjusted, is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies. In determining FFO, as adjusted, SmartStop makes further adjustments to the NAREIT computation of FFO to exclude the effects of non-real estate related asset impairments and intangible amortization, acquisition related costs, other write-offs incurred in connection with acquisitions, contingent earnout expenses, adjustments of fair value of debt adjustments, amortization of debt issuance costs, gains or losses from extinguishment of debt, accretion of deferred tax liabilities, realized and unrealized gains/losses on foreign exchange transactions, and gains/losses on foreign exchange and interest rate derivatives not designated for hedge accounting, which SmartStop believes are not indicative of the Company’s overall long-term operating performance. SmartStop excludes these items from GAAP net income to arrive at FFO, as adjusted, as they are not the primary drivers in its decision-making process and excluding these items provides investors a view of its continuing operating portfolio performance over time and makes its results more comparable period to period and to other REITs, which in any respective period may experience fluctuations in such acquisition, merger or other similar activities that are not of a long-term operating performance nature. FFO, as adjusted, also reflects adjustments for unconsolidated partnerships and jointly owned investments. SmartStop uses FFO, as adjusted, as one measure of operating performance when SmartStop formulates corporate goals and evaluate the effectiveness of its strategies. Presentation of FFO and FFO, as adjusted, is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and FFO, as adjusted, the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and FFO, as adjusted, are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of SmartStop’s performance, as an alternative to cash flows from operations, which is an indication of liquidity, or indicative of funds available to fund SmartStop’s cash needs including SmartStop’s ability to make distributions to its stockholders. FFO and FFO, as adjusted, should not be considered as an alternative to net income (determined in accordance with GAAP) and should be reviewed in conjunction with other measurements as an indication of SmartStop’s performance. Neither the SEC, NAREIT, nor any other regulatory body has passed judgment on the acceptability of the adjustments that SmartStop uses to calculate FFO or FFO, as adjusted. In the future, the SEC, NAREIT or another regulatory body may decide to standardize the allowable adjustments across the publicly registered, non-traded REIT industry and SmartStop would have to adjust its calculation and characterization of FFO or FFO, as adjusted. Net Operating Income or (“NOI”) NOI is a non-GAAP measure that SmartStop defines as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. SmartStop believes that NOI is useful for investors as it provides a measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the ongoing operation of the properties. Additionally, SmartStop believes that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, SmartStop’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. 31

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